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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


          Date of Report (Date of earliest Event reported) July 5, 2000


                             MEDICAL ALLIANCE, INC.
             (Exact name of registrant as specified in its charter)


             TEXAS                        0-21343               73-1347577
(State or other jurisdiction of        (Commission            (IRS Employer
         incorporation)                File Number)         Identification No.)


       2445 GATEWAY DRIVE SUITE 150, IRVING, TEXAS                75063
         (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (972)580-8999

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ITEM 5. OTHER EVENT.

        On July 5, 2000, Medical Alliance, Inc. (the "Company") entered into separate letter agreements with Paul Herchman and Gary Hill regarding certain matters including compensation upon a change of control of the Company. Each of those letter agreements is set forth in their entirety as exhibits to the Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Exhibits:

            (99.1) Letter Agreement by and between Paul Herchman and the Company dated July 5, 2000.(1)

            (99.2) Letter Agreement by and between Gary Hill and the Company dated July 5, 2000.(1)

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(1) Filed herewith.


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                                   SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     MEDICAL ALLIANCE, INC.


                                     By: /s/ Mark Novy
                                        ---------------------------------------
                                     Title: Secretary
                                           ------------------------------------

DATE: October 9, 2000


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
(99.1)         Letter Agreement by and between Paul Herchman and the Company dated July 5, 2000.(1)

(99.2) Letter Agreement by and between Gary Hill and the Company dated July 5, 2000.(1)

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(1) Filed herewith.